Creation Date Tue May 4, 1999  01:12 PM                               Page    1
CMB95A

From: The Chase Manhattan Bank

To:   Norwest Bank Minnesota, N.A.


                       MONTHLY CERTIFICATEHOLDER'S REPORT
                       ----------------------------------

Due Period 44 Beginning Date                     04/01/1999
Due Period 44 End Date                           04/30/1999
Determination Date                               05/10/1999
Remittance Date                                  05/17/1999

I.    Monthly Principal and Principal Carryover Shortfall
      to Certificateholders (Per $1000 of Original
      Principal Amount)                                          $ 59.6538128950

II.   Monthly Interest and Unpaid Interest to Certificateholders
      (Per $1000 of Original Principal Amount)                    $ 0.2982690669

III.  Monthly Expenses Summary

      A. Servicing Fee Disbursement                                  $ 74,584.15
      B. Cash Collateral Account Expense                                  $ 0.00
      C. Total Expenses paid
         (per $1000 of Original Principal Amount)                 $ 0.0497115100

IV.   Cash Collateral Account Deposit Amount                              $ 0.00

V.    Outstanding Advance Summary

      A. From Prior Period                                        $ 3,667,933.16
      B. From Current Period                                      $ 3,555,532.46
      C. Change in Amount Between Periods (Lines B - A)            $ -112,400.70

VI.   Pool Factor Information

      A. Certificate Principal Balance                                    $ 0.00
      B. Initial Certificate Balance                          $ 1,500,339,658.38
      C. Pool Factor (Lines A/B)                                  0.000000000000

VII.  Available Cash Collateral Account Information for Due Period

      A. Available Cash Collateral Amount                        $ 11,252,547.44
      B. Available Cash Collateral Amount Percentage            12.572540861101%

VIII. Required Cash Collateral Amount

      A. For the Current Collection Period                       $ 11,252,547.44
      B. For the Next Collection Period                                   $ 0.00

Creation Date Tue May  4, 1999  01:12 PM                               Page    1
CMB95A

From: The Chase Manhattan Bank

To:   Norwest Bank Minnesota, N.A.


                             MONTHLY PAYMENT REPORT
                             ----------------------

Due Period 44 Beginning Date                     04/01/1999
Due Period 44 End Date                           04/30/1999
Determination Date                               05/10/1999
Remittance Date                                  05/17/1999


I.    Monthly Disbursements to Certificateholders

      A. Monthly Principal and Principal Carryover Shortfall     $ 89,500,981.26
      B. Total Interest and Unpaid Interest                         $ 447,504.91
      C. Total to Certificateholders                             $ 89,948,486.17

II.   Payment Summary for Servicer

      A. Monthly Disbursements to Servicer

         1. Monthly Servicing Fee and Unpaid Servicing Fee           $ 74,584.15
         2. Reimbursed Advance Amount                               $ 112,400.70
         3. Net Investment Earnings on Certificate Account                $ 0.00
         4. Total  (Lines 1 thru 3)                                 $ 186,984.85

      B. Advance By Servicer                                              $ 0.00
      C. Net Disbursement to Seller (Lines A - B)                   $ 186,984.85

III.  Certificate Account Surplus from Certificate Account to
      Cash Collateral Account                                             $ 0.00

IV.   Disbursement on Cash Collateral Loan

      A. Interest Payment on Loan                                         $ 0.00
      B. Fees and Expenses on Loan                                        $ 0.00
      C. Principal Payment on Loan                                        $ 0.00

V.    Repayment to Seller

      A. From Available Cash Collateral Funds                    $ 11,301,320.98
      B. From Certificate Account

         1. Excess Funds                                            $ 107,129.97
         2. Certificate Account Surplus                                   $ 0.00
         3. Excess Amount  (Lines  1 - 2)                           $ 107,129.97

      C. Excess Amount to Seller (Lines A + B)                   $ 11,408,450.95

Creation Date Tue May  4, 1999  01:12 PM                               Page    1

The Chase Grantor Trust 1995-A
6.00% Automobile Loan Pass-Through Certificate

                   MONTHLY SERVICER CERTIFICATE REPORT
                   -----------------------------------

Due Period 44 Beginning Date                     04/01/1999
Due Period 44 End Date                           04/30/1999
Determination Date                               05/10/1999
Remittance Date                                  05/17/1999

I.     Available Amount in the Certificate Account
       A. Credits
          1. Payments from Obligors Applied to Collection Period
             a. Principal Payments                               $ 10,937,238.35
             b. Recovery of Advance                                 $ 109,244.64
             c. Other Interest Payments                             $ 598,730.32
             d. Total  (Lines a thru c)                          $ 11,645,213.31
          2. Repurchase Amount from Repurchased Receivables
             a. Principal Before Cutoff Date                              $ 0.00
             b. Interest Before Cutoff Date                               $ 0.00
             c. Principal Payments                                  $ 108,760.49
             e. Recovery of Advance                                   $ 1,657.09
             f. Other Interest Payments                                 $ 615.14
             f. Total  (Lines a thru e)                             $ 111,032.72

          3. Reversal from Defaulted Contracts                            $ 0.00
          4. Recovery of Defaulted Receivables                       $ 61,113.01
          5. Recovery amount before Cutoff Date (excluding repurchased receivables

             a. Principal                                                 $ 0.00
             b. Interest                                                  $ 0.00
             c. Total  (Lines a thru b)                                   $ 0.00

          6. Investment Earnings on Certificate Account                   $ 0.00
          7. Net Adjustments                                              $ 0.00
          8. Advance by Servicer                                          $ 0.00
          9. Overpayment From Obligors                                    $ 0.00
          10. Additional Repurchase Amount
              a. Outstanding Principal Balance                   $ 78,425,241.95
          11. Total Credits                                      $ 90,242,600.99

       B. Debits

          1. Overpayments From Obligors                                   $ 0.00
          2. Recovery Amount Before Cutoff Date to Seller

             a. Principal                                                 $ 0.00
             b. Interest                                                  $ 0.00
             c. Total  (Lines a thru b)                                   $ 0.00

          3. Reversal from Defaulted Contracts                            $ 0.00
          4. Reimbursement of Advance

             a. From Payments of Non-Defaulted Receivables          $ 110,901.73
             b. From Recovery of Defaulted Receivables                    $ 0.00
             c. Total  (Lines a thru b)                             $ 110,901.73

          5. Net Investment Earnings on Certificate Account               $ 0.00

          6. Total Debits (Lines 1 thru 5)                          $ 110,901.73

Creation Date Tue May  4, 1999  01:12 PM                               Page    2

The Chase Grantor Trust 1995-A
6.00% Automobile Loan Pass-Through Certificate


                       MONTHLY SERVICER CERTIFICATE REPORT
                       -----------------------------------

Due Period 44 Beginning Date                     04/01/1999
Due Period 44 End Date                           04/30/1999
Determination Date                               05/10/1999
Remittance Date                                  05/17/1999


       C. Total Available Amount  (Lines A - B)                 $ 90,131,699.26

II.    Reimbursement of Advance on Defaulted Receivables

       A. Recovery of Advance                                        $ 3,951.77
       B. Unreimbursed Advance from Prior Period                         $ 0.00
       C. Reimbursed Amount (Min: Lines A and B)                         $ 0.00

III.   Excess Collections For Collection Period

       A. Excess Spread Amount                                     $  77,263.36
       B. Net Recovery of Defaulted Receivables

          1. Recovery of Defaulted Receivables                      $ 61,113.01
          2. Reimbursement of Advance                                    $ 0.00
          3. Net Recovery of Defaulted Receivables
             (Lines 1 - 2)                                          $ 61,113.01

       C. Excess Spread Amount to this Period's Defaulted Receivables

          1. Balance on Defaulted Receivables

             a. Principal                                           $ 29,740.47
             b. Advanced Interest                                    $ 1,498.97
             c. Unadvanced Interest                                      $ 6.96
             d. Total  (Lines a thru c)                             $ 31,246.40

          2. Amount Applied to Default Balance
             (Min: Lines A + B and C.1)                             $ 31,246.40

       D. Principal Carryover Shortfall                                  $ 0.00
       E. Adjustment to Excess Collection                                $ 0.00
       F. Excess Collections
          (Max: $0.00 and Lines A + B - C - D + E)                 $ 107,129.97

Creation Date Tue May  4, 1999  01:12 PM                            Page    3

The Chase Grantor Trust 1995-A
6.00% Automobile Loan Pass-Through Certificate


                   MONTHLY SERVICER CERTIFICATE REPORT
                   -----------------------------------

Due Period 44 Beginning Date                     04/01/1999
Due Period 44 End Date                           04/30/1999
Determination Date                               05/10/1999
Remittance Date                                  05/17/1999

IV.    Scheduled Monthly Disbursements

       A. Unreimbursed Advance on Defaulted Receivables                  $ 0.00
       B. Principal and Interest To Certificateholders

          1. Monthly Principal

             a. From Repurchased Receivables                       $ 108,760.49
             b. From Defaulted Receivables                          $ 29,740.47
             c. Principal Payment                               $ 10,937,238.35
             d. From Additional Repurchase Amount               $ 78,425,241.95
             e. Total  (Lines a thru d)                         $ 89,500,981.26

          2. Monthly Interest                                      $ 447,504.91
          3. Unpaid Interest                                             $ 0.00
          4. Principal Carryover Shortfall                               $ 0.00
          5. Total  (Lines 1 thru 4)                            $ 89,948,486.17

       C. Servicing Fee To Servicer

          1. Monthly Servicing Fee                                  $ 74,584.15
          2. Overdue Monthly Servicing Fee                               $ 0.00
          3. Total  (Lines 1 thru 2)                                $ 74,584.15

       D. Total  (Lines A thru C)                               $ 90,023,070.32

V.     Payment Deficiency Amount

       A. Scheduled Monthly Disbursements                       $ 90,023,070.32
       B. Available Distribution Amount

          1. Available Amount in Certificate Account            $ 90,131,699.26
          2. Excess Collections in Certificate Account             $ 107,129.97
          3. Reimbursed Advance on Defaulted Receivables
             From Excess Spread                                      $ 1,498.97
          4. Available Distribution Amount  (Lines 1 - 2 - 3)   $ 90,023,070.32

       C. Payment Deficiency Amount
          (Max: (Lines A - B) and $0.00)                                 $ 0.00

VI.    Cash Collateral Account Withdrawal

       A. Available Cash Collateral Amount for the
          Collection Period                                     $ 11,252,547.44
       B. Payment Deficiency Amount                                      $ 0.00
       C. Cash Collateral Account Withdrawal
          (Min: Lines A and B)                                           $ 0.00

Creation Date Tue May  4, 1999  01:12 PM                            Page    4

The Chase Grantor Trust 1995-A
6.00% Automobile Loan Pass-Through Certificate


                   MONTHLY SERVICER CERTIFICATE REPORT
                   -----------------------------------

Due Period 44 Beginning Date                     04/01/1999
Due Period 44 End Date                           04/30/1999
Determination Date                               05/10/1999
Remittance Date                                  05/17/1999

VII. Disbursements from Certificate Account with Cash Collateral Account Withdrawal

       A. Available Certificate Distribution Amount

          1. Available Distribution Amount from Certificate
             Account                                            $ 90,131,699.26
          2. Excess Collections                                    $ 107,129.97
          3. Cash Collateral Account Withdrawal                          $ 0.00
          4. Reimbursed Advance on Defaulted Receivables
              From Excess Spread                                     $ 1,498.97
          5. Available Amount  (Lines 1 - 2 + 3 - 4)            $ 90,023,070.32

       B. Disbursements of Advance on Defaulted Receivables              $ 0.00
       C. Disbursements to Certificateholders                   $ 89,948,486.17
       D. Monthly Servicing Fee and Overdue Servicing Fee           $ 74,584.15
       E. Excess Funds from Certificate Account

          1. Available Amount after Distribution
             (Lines A - B - C - D)                                       $ 0.00
          2. Excess Collections                                    $ 107,129.97
          3. Excess Funds (Lines 1 + 2)                            $ 107,129.97

VIII.  Average Certificate Principal Balance For the Collection Period

       A. Beginning Balance                                     $ 89,500,981.26
       B. Ending Balance                                                 $ 0.00
       C. Average Balance (Lines (A + B) / 2)                   $ 44,750,490.63

Creation Date Tue May  4, 1999  01:12 PM                            Page    5

The Chase Grantor Trust 1995-A
6.00% Automobile Loan Pass-Through Certificate


                   MONTHLY SERVICER CERTIFICATE REPORT
                   -----------------------------------

Due Period 44 Beginning Date                     04/01/1999
Due Period 44 End Date                           04/30/1999
Determination Date                               05/10/1999
Remittance Date                                  05/17/1999

IX.    Delinquency and Defaults Information

       A. Automobiles Delinquency Information

           DELINQUENCY      UNITS      DELINQUENCY AMOUNT             PRINCIPAL
         --------------     -----      ------------------             ---------
           30 -  59 Day       415            $ 272,484.01        $ 1,470,812.99
           60 -  89 Day       102             $ 99,543.94          $ 369,034.64
           90 - 119 Day        32             $ 52,512.34          $ 160,362.79
          120 - 149 Day        14             $ 22,812.90           $ 69,139.12
          150 - 179 Day         6             $ 17,666.42           $ 29,061.04
          180 - 209 Day         5             $ 13,492.01           $ 24,636.20
          210 - 239 Day         2              $ 4,736.20            $ 8,166.63
          240 + Days            0                  $ 0.00                $ 0.00
         --------------     -----      ------------------             ---------
          TOTAL :             576            $ 483,247.82        $ 2,131,213.41

       B. Principal Amount of Loans in Defaulted Receivables        $ 29,740.47
       C. Delinquency Percentage

          1. Outstanding Principal Balance for
             Delinquency >= 60 Days                                $ 660,400.42
          2. Portfolio Principal Ending Balance
             for the Collection Period                                   $ 0.00
          3. Delinquency Percentage (Lines 1 / 2)               0.000000000000%

X.     Portfolio Average Delinquency Rate

       A. Delinquency Rate for Period 42                        0.917494821483%
       B. Delinquency Rate for Period 43                        0.795678471872%
       C. Delinquency Rate for Period 44                        0.000000000000%
       D. Average Delinquency Rate  ((Lines A thru C) / 3)      0.571057764452%

XI.    Portfolio Average Three Due Periods Charge off Rate

       A. Charge Off Rate for Period 42                         0.799211606364%
       B. Charge Off Rate for Period 43                         0.947792996827%
       C. Charge Off Rate for Period 44

          1. Principal Recoveries of Defaulted Receivables          $ 54,454.65
          2. Principal on Defaulted Receivables                     $ 29,740.47
          3. Average Pool Balance for Collection Period         $ 44,750,490.63
          4. Charge Off Rate  (12 * (Lines (2 - 1) / 3))       -0.662719348603%

       D. Average Charge Off Rate  ((Lines A thru C) / 3)       0.361428418196%

Creation Date Tue May  4, 1999  01:12 PM                            Page    6

The Chase Grantor Trust 1995-A
6.00% Automobile Loan Pass-Through Certificate


                   MONTHLY SERVICER CERTIFICATE REPORT
                   -----------------------------------

Due Period 44 Beginning Date                     04/01/1999
Due Period 44 End Date                           04/30/1999
Determination Date                               05/10/1999
Remittance Date                                  05/17/1999

XII.   Required Cash Collateral Amount for Next Collection Period

       A. Cash Collateral Floor Amount

          1. Maximum Amount                                     $ 11,252,547.44
          2. Possible Floor Amount

             a. Pool Principal Balance at the Beginning
                of Collection Period                            $ 89,500,981.26
             b. Cumulative Monthly Interest through
                Final Distribution Date                         $ 12,530,137.38
             c. Cumulative Monthly Servicing Fee through
                Final Distribution Date                          $ 2,088,356.23
             d. Total (Lines a thru c)                         $ 104,119,474.87

          3. Cash Collateral Floor Amount (Min: Lines 1 and 2   $ 11,252,547.44

       B. Possible Cash Collateral Amount

          1. Cash Collateral Percentage

             a. Average Three Period Delinquency Percentage     0.571057764452%
             b. Delinquency Percentage Trigger                  1.250000000000%
             c. Average Three Period Charge Off Rate            0.361428418196%
             d. Charge Off Rate Trigger                         1.250000000000%
             e. Maximum Cash Collateral Percentage Specified    7.000000000000%
             f. Minimum Cash Collateral Percentage Specified    5.000000000000%
             g. Cash Collateral Percentage Applied
                (Lines: If a > b  or  c > d, then e, else f)    5.000000000000%

          2. Pool Principal Balance                                      $ 0.00
          3. Possible Amount  (Max : Lines 1 * 2)                        $ 0.00

       C. Required Cash Collateral Amount (Max: Lines A and B   $ 11,252,547.44

Creation Date Tue May  4, 1999  01:12 PM                            Page    7

The Chase Grantor Trust 1995-A
6.00% Automobile Loan Pass-Through Certificate


                   MONTHLY SERVICER CERTIFICATE REPORT
                   -----------------------------------

Due Period 44 Beginning Date                     04/01/1999
Due Period 44 End Date                           04/30/1999
Determination Date                               05/10/1999
Remittance Date                                  05/17/1999

XIII.  Deposit to Cash Collateral Account

       A. Excess Funds From Certificate Account                    $ 107,129.97
       B. Required Deposit to Cash Collateral Account

          1. Required Cash Collateral Amount for Next Period             $ 0.00
          2. Available Cash Collateral Amount                   $ 11,252,547.44
          3. Cash Collateral Account Withdrawal                          $ 0.00
          4. Required Deposit Amount
             (Max: $0.00 and Lines 1 - 2 + 3)                            $ 0.00

       C. Deposit Amount to Cash Collateral Account
          (Min: Lines A and B)                                           $ 0.00

XIV.   Memorandum Spread Account Unfunded Amount

       A. Memorandum Spread Account Cap

          1. Cash Collateral Floor Amount                       $ 11,252,547.44
          2. Possible Cap

             a. Pool Principal Balance                                   $ 0.00
             b. Memorandum Spread Account Cap Percentage

               b.1 Average Three Period Charge Off Rate         0.361428418196%
               b.2 Minimum Charge Off Rate Trigger              1.250000000000%
               b.3 Average Three Period Delinquency Rate        0.571057764452%
               b.4 Minimum Delinquency Percentage Trigger       1.500000000000%
               b.5 Minimum Cap Percentage Specified             1.000000000000%
               b.6 Maximum Cap Percentage Specified             2.000000000000%
               b.7 Memorandum Spread Account Cap Percentage
                   (Lines: If b.1 (is less than or equal to)
                   b.2 and b.3 (is less than or equal to) b.4
                   then b.5  else b.6)                           1.000000000000%

             c. Possible Amount (Lines a * b)                            $ 0.00

          3. Memorandum Spread Account Cap (Max:Lines(1, 2))    $ 11,252,547.44

       B. Memorandum Spread Account Amount

          1. Available Cash Collateral Amount                   $ 11,252,547.44
          2. Cash Collateral Account Deposit                             $ 0.00
          3. Cash Collateral Account Withdrawal                          $ 0.00
          4. Principal Balance On Cash Collateral Loan                   $ 0.00
          5. Memorandum Spread Account Amount
             (Max: $0.00 and Lines 1 + 2 - 3 - 4)               $ 11,252,547.44

       C. Memorandum Spread Account Unfunded Amount
          (Max : $0.00 and Lines A - B)                                  $ 0.00

Creation Date Tue May  4, 1999  01:12 PM                            Page    8

The Chase Grantor Trust 1995-A
6.00% Automobile Loan Pass-Through Certificate


                   MONTHLY SERVICER CERTIFICATE REPORT
                   -----------------------------------

Due Period 44 Beginning Date                     04/01/1999
Due Period 44 End Date                           04/30/1999
Determination Date                               05/10/1999
Remittance Date                                  05/17/1999

XV.    Available Cash Collateral Payment Funds

       A. Certificate Account Surplus

          1. Excess Funds from Certificate Account                 $ 107,129.97
          2. Memorandum Spread Account Unfunded Amount                   $ 0.00
          3. Certificate Account Surplus (Min: Lines 1 and 2)            $ 0.00

       B. Cash Collateral Account Surplus

          1. Available Cash Collateral Amount                   $ 11,252,547.44
          2. Cash Collateral Account Deposit                             $ 0.00
          3. Cash Collateral Account Withdrawal                          $ 0.00
          4. Required Cash Collateral Amount for Next Period             $ 0.00
          5. Cash Collateral Account Surplus
             (Max: $0.00 and Lines 1 + 2 - 3 - 4)               $ 11,252,547.44

       C. Investment Earnings on Cash Collateral Account            $ 48,773.54
       D. Available Cash Collateral Payment Funds
          (Lines A thru C)                                      $ 11,301,320.98

XVI.   Scheduled Disbursement on Cash Collateral Loan

       A. Scheduled Interest

          1. Interest on Deposit Rate Portion                            $ 0.00
          2. Interest on Base Rate Portion                               $ 0.00
          3. Unpaid Interest                                             $ 0.00
          4. Total (Lines 1 thru 3)                                      $ 0.00

       B. Fees and Expenses

          1. Fees and Expenses                                           $ 0.00
          2. Overdue Fees and Expenses                                   $ 0.00
          3. Total (Lines 1 thru 2)                                      $ 0.00

       C. Total (Lines A thru B)                                         $ 0.00

Creation Date Tue May  4, 1999  01:12 PM                            Page    9

The Chase Grantor Trust 1995-A
6.00% Automobile Loan Pass-Through Certificate


                   MONTHLY SERVICER CERTIFICATE REPORT
                   -----------------------------------

Due Period 44 Beginning Date                     04/01/1999
Due Period 44 End Date                           04/30/1999
Determination Date                               05/10/1999
Remittance Date                                  05/17/1999

XVII.  Excess From Memorandum Spread Account

       A. Memorandum Spread Account Cap                         $ 11,252,547.44
       B. Adjusted Memorandum Spread Account Amount

          1. Memorandum Spread Account Amount                   $ 11,252,547.44
          2. Investment Earnings on Cash Collateral Account         $ 48,773.54
          3. Interest Due to Cash Collateral Loan                        $ 0.00
          4. Fees and Expenses to Cash Collateral Loan                   $ 0.00
          5. Adjusted Memorandum Spread Account Amount
             (Max: $0.00 and Lines 1 + 2 - 3 - 4)               $ 11,301,320.98

       C. Excess From Memorandum Spread Account
          (Max: $0.00 and Lines B - A)                              $ 48,773.54

XVIII. Disbursement of Available Cash Collateral Payment Funds

       A. Available Cash Collateral Payment Funds               $ 11,301,320.98
       B. Interest Payment to Cash Collateral Loan                       $ 0.00
       C. Fees and Expenses on Cash Collateral Depositor                 $ 0.00
       D. Principal Payment to Cash Collateral Loan

          1. Available Disbursement Amount

             a. Available Amount after Disbursement of Interest Payments, Fees and Expenses (Lines A - B - C) $ 11,301,320.98
             b. From Excess of Memorandum Spread Account            $ 48,773.54
             c. Available Disbursement Amount
                (Max: $0.00 and Lines a - b)                    $ 11,252,547.44

          2. Principal Balance on Cash Collateral Loan                   $ 0.00
          3. Principal Payment (Min: Lines 1 and 2)                      $ 0.00

       E. Excess Amount to Seller (Lines A - B - C - D)         $ 11,301,320.98

Creation Date Tue May  4, 1999  01:12 PM                            Page   10

The Chase Grantor Trust 1995-A
6.00% Automobile Loan Pass-Through Certificate


                   MONTHLY SERVICER CERTIFICATE REPORT
                   -----------------------------------

Due Period 44 Beginning Date                     04/01/1999
Due Period 44 End Date                           04/30/1999
Determination Date                               05/10/1999
Remittance Date                                  05/17/1999

XIX.   Available Cash Collateral Amount for Next Distribution Date

       A. Available Cash Collateral Amount

          1. Available Cash Collateral Amount                   $ 11,252,547.44
          2. Cash Collateral Account Deposit From
             Certificate Account                                         $ 0.00
          3. Cash Collateral Account Withdrawal                          $ 0.00
          4. Cash Collateral Account Surplus                    $ 11,252,547.44
          5. Available Cash Collateral Amount
             (Lines 1 + 2 - 3 - 4)                                       $ 0.00

       B. Available Cash Collateral Percentage                  0.000000000000%

XX.    Reimbursed Advance

       A. From Payment in Certificate Account                      $ 110,901.73
       B. From Excess Spread                                         $ 1,498.97
       C. From Certificate Account with Cash Collateral
          Withdrawal                                                     $ 0.00
       D. Total (Lines A thru C)                                   $ 112,400.70

XXI.   Excess Amount To Seller

       A. From Available Cash Collateral Payment Funds          $ 11,301,320.98
       B. From Certificate Account

          1. Excess Funds                                          $ 107,129.97
          2. Certificate Account Surplus                                 $ 0.00
          3. Excess Amount (Lines 1 - 2)                           $ 107,129.97

       C. Excess Amount to Seller (Lines A thru B)              $ 11,408,450.95

XXII.  Weighted Average Coupon as of 04/30/1999                          9.382%

XXIII. Weighted Average Maturity as of 04/30/1999                        11.129



                  I Certify that the Information in this report is Correct

                  The Chase Manhattan Bank

                  By :

Creation Date Tue May  4, 1999  01:12 PM                            Page    1

The Chase Grantor Trust 1995-A
6.00% Automobile Loan Pass-Through Certificate


                   MONTHLY BALANCE REPORT
                   ----------------------

Due Period 44 Beginning Date                     04/01/1999
Due Period 44 End Date                           04/30/1999
Determination Date                               05/10/1999
Remittance Date                                  05/17/1999

I.    Defaulted Receivables Summary as of 04/30/1999
      A. Beginning Balance
         1. Principal                                            $ 6,059,271.39
         2. Interest                                               $ 238,290.99
         3. Total (Lines 1 thru 2)                               $ 6,297,562.38
      B. Additions
         1. Principal                                               $ 29,740.47
         2. Interest                                                 $ 1,505.93
         3. Total (Lines 1 thru 2)                                  $ 31,246.40
      C. Net Recoveries
         1. Principal                                               $ 54,454.65
         2. Interest                                                 $ 3,982.62
         3. Excess                                                   $ 2,675.74
         4. Total (Lines 1 thru 3)                                  $ 61,113.01
      D. Adjustments on Excess from Recoveries                       $ 2,675.74
      E. Ending Balance
         1. Principal                                            $ 6,034,557.21
         2. Interest                                               $ 235,814.30
         3. Total (Lines 1 thru 2)                               $ 6,270,371.51

II.   Portfolio Delinquency Summary as of 04/30/1999
      (excludes Defaulted Receivables)
      A. Beginning Balance                                       $ 1,643,154.31
      B. Additions                                               $ 1,244,474.38
      C. Recoveries
         1. From Repurchased Receivables                             $ 2,957.29
         2. Delinquency Adjustments on Matured Contracts             $ 2,015.84
         3. Others                                               $ 1,278,205.96
         4. Total  (Lines 1 thru 3)                              $ 1,283,179.09
      D. To Defaulted Receivables                                    $ 9,487.49
      E. Ending Balance                                          $ 1,594,962.11

Creation Date Tue May  4, 1999  01:12 PM                            Page    2

The Chase Grantor Trust 1995-A
6.00% Automobile Loan Pass-Through Certificate


                   MONTHLY BALANCE REPORT
                   ----------------------

Due Period 44 Beginning Date                     04/01/1999
Due Period 44 End Date                           04/30/1999
Determination Date                               05/10/1999
Remittance Date                                  05/17/1999

III.  Outstanding Advances Summary as of 05/17/1999
      A. Beginning Balance                                       $ 3,667,933.16
      B. Additions                                                  $ 99,873.08
      C. Reimbursements
         1. For Defaulted Receivables
            a. From Receivables' Excess Spread                       $ 1,498.97
            b. From Cash Collateral Withdrawal                           $ 0.00
            c. From Recoveries of Defaulted Receivables                  $ 0.00
            d. Total  (Lines a thru c)                               $ 1,498.97
         2. Others                                                 $ 110,901.73
         3. Total  (Lines 1 thru 2)                                $ 112,400.70
      D. Ending Balance  (Lines A + B - C)                       $ 3,655,405.54

IV.   Unreimbursed Advances of Defaulted Receivables Summary as of 05/17/1999
      A. Beginning Balance                                               $ 0.00
      B. Additions                                                   $ 1,498.97
      C. Reimbursements
         1. From Recovery of Defaulted Receivables                       $ 0.00
         2. From Excess Reserve Account                              $ 1,498.97
         3. From Cash Collateral Withdrawal                              $ 0.00
         4. Total                                                    $ 1,498.97
      D. Ending Balance  (Lines A + B - C)                               $ 0.00

V.    Maturity Interest Deficiency Summary as of 05/17/1999
      A. Beginning Balance                                       $ 2,498,222.47
      B. Additions                                                  $ 66,694.56
      C. Ending Balance                                          $ 2,564,917.03

Creation Date Tue May  4, 1999  01:12 PM                            Page    3

The Chase Grantor Trust 1995-A
6.00% Automobile Loan Pass-Through Certificate


                   MONTHLY BALANCE REPORT
                   ----------------------

Due Period 44 Beginning Date                     04/01/1999
Due Period 44 End Date                           04/30/1999
Determination Date                               05/10/1999
Remittance Date                                  05/17/1999

VI.   Certificate Principal Balance Summary as of 04/30/1999

      A. Beginning Balance                                      $ 89,500,981.26
      B. Monthly Principal
         1. Defaulted Receivables                                   $ 29,740.47
         2. Repurchased Receivables                                $ 108,760.49
         3. Principal Payment                                   $ 10,937,238.35
         4. Total  (Lines 1 thru 3)                             $ 11,075,739.31
      C. Ending Balance (Lines A - B)                           $ 78,425,241.95

VII.  Automobiles Receivables Balance Summary as of 04/30/1999
      A. Beginning Balance                                      $ 89,500,981.26
      B. Automobiles Receivable Monthly Principal
         1. Defaulted Receivables                                   $ 29,740.47
         2. Others                                              $ 11,045,998.84
         3. Total  (Lines 1 thru 2)                             $ 11,075,739.31
      C. Ending Balance                                         $ 78,425,241.95

VIII. Automobiles Tally Summary as of 04/30/1999
      A. Beginning Number of Receivables                                 26,326
      B. Additions                                                            0
      C. Deductions
         1. Repurchased Receivables                                          23
         2. Defaulted Receivables                                            14
         3. Matured Receivables                                           1,821
         4. Total  (Lines 1 thru 3)                                       1,858
      D. Ending Number of Receivables                                    24,468

IX.   Weighted Average Coupon Summary as of 04/30/1999
      A. Beginning Coupon                                       9.368910170616%
      B. Ending Coupon                                          9.382181980364%

X.    Weighted Average Maturity Summary as of 04/30/1999
      A. Beginning Maturity                                       11.8657236010
      B. Ending Maturity                                          11.1289760488

Creation Date Tue May  4, 1999  01:12 PM                            Page    4

The Chase Grantor Trust 1995-A
6.00% Automobile Loan Pass-Through Certificate


                   MONTHLY BALANCE REPORT
                   ----------------------

Due Period 44 Beginning Date                     04/01/1999
Due Period 44 End Date                           04/30/1999
Determination Date                               05/10/1999
Remittance Date                                  05/17/1999

XI.   Receivables Excess Spread Summary as of 04/30/1999
      A. Excess Spread from Prior Period                           $ 203,625.66
      B. Excess Spread for Current Period                          $ 177,136.43

XII.  Portfolio Charge Off Rate Summary as of 04/30/1999
      A. Prior Period's Charge Off Rate                         0.947792996827%
      B. Current Period's Charge Off Rate                      -0.353214827715%

XIII. Excess Payments Summary as of 04/30/1999
      A. Beginning Balance                                         $ 133,374.51
      B. Additions
         1. Excess from Defaulted Receivables                        $ 2,675.74
         2. Excess from Repurchased Receivables                          $ 0.00
         3. Total  (Lines 1 thru 2)                                  $ 2,675.74
      C. Ending Balance                                            $ 136,050.25

XIV.  Owed to Seller Amount Summary as of 04/30/1999
      A. Beginning Balance
         1. Principal                                                $ 1,317.78
         2. Interest                                                   $ 625.90
         3. Total  (Lines 1 thru 2)                                  $ 1,943.68
      B. Reduction
         1. Principal                                                    $ 0.00
         2. Interest                                                     $ 0.00
         3. Total  (Lines 1 thru 2)                                      $ 0.00
      C. Ending Balance
         1. Principal (including  $ 1,317.78 from defaults)          $ 1,317.78
         2. Interest  (including    $ 146.27 from defaults)            $ 625.90
         3. Total  (Lines 1 thru 2)                                  $ 1,943.68

Creation Date Tue May  4, 1999  01:12 PM                            Page    5

The Chase Grantor Trust 1995-A
6.00% Automobile Loan Pass-Through Certificate


                   MONTHLY BALANCE REPORT
                   ----------------------

Due Period 44 Beginning Date                     04/01/1999
Due Period 44 End Date                           04/30/1999
Determination Date                               05/10/1999
Remittance Date                                  05/17/1999

XV.   Investor Certificate Summary as of 04/30/1999
      A. Beginning Balance
         1. Principal Balance                                   $ 89,500,981.26
         2. Principal Carryover Shortfall                                $ 0.00
         3. Interest Shortfall                                           $ 0.00
         4. Total  (Lines 1 thru 3)                             $ 89,500,981.26
      B. Additional Scheduled Distribution Amount
         1. Certificate Principal                               $ 11,075,739.31
         2. Certificate Interest                                   $ 447,504.91
         3. Total  (Lines 1 thru 2)                             $ 11,523,244.22
      C. Disbursement for Due Period
         1. Principal and Principal Carryover Shortfall         $ 11,075,739.31
         2. Certificate Interest and Interest Shortfall            $ 447,504.91
         3. Total  (Lines 1 thru 2)                             $ 11,523,244.22
      D. Ending Balance
         1. Principal Balance                                   $ 78,425,241.95
         2. Principal Carryover Shortfall                                $ 0.00
         3. Interest Shortfall                                           $ 0.00
         4. Total  (Lines 1 thru 3)                             $ 78,425,241.95

XVI.  Cash Collateral Loan Summary as of 04/30/1999
      A. Beginning Balance                                               $ 0.00
      B. Repayment of Loan                                               $ 0.00
      C. Ending Balance                                                  $ 0.00

XVII. Memorandum Spread Account Balance Summary as of 04/30/1999
      A. Beginning Balance                                      $ 11,252,547.44
      B. Ending Balance                                         $ 11,252,547.44

Creation Date Tue May  4, 1999  01:12 PM                            Page    6

The Chase Grantor Trust 1995-A
6.00% Automobile Loan Pass-Through Certificate


                   MONTHLY BALANCE REPORT
                   ----------------------

Due Period 44 Beginning Date                     04/01/1999
Due Period 44 End Date                           04/30/1999
Determination Date                               05/10/1999
Remittance Date                                  05/17/1999

XVIII.Cash Collateral Account Balance Summary as of 04/30/1999
      A. Beginning Balance
         1. Principal                                           $ 11,252,547.44
         2. Overdue Interest                                             $ 0.00
         3. Overdue Monthly Cash Collateral Fee                          $ 0.00
         4. Total  (Lines 1 thru 3)                             $ 11,252,547.44
      B. Additions
         1. Cash Collateral Account Deposit                              $ 0.00
         2. Interest Charge                                              $ 0.00
         3. Monthly Cash Collateral Fee                                  $ 0.00
         4. Total  (Lines 1 thru 3)                                      $ 0.00
      C. Reductions
         1. Principal
            a. Cash Collateral Account Withdrawal                        $ 0.00
            b. Cash Collateral Account Surplus                           $ 0.00
            c. Total (Lines a + b)                                       $ 0.00
         2. Interest                                                     $ 0.00
         3. Monthly Fee and Overdue Monthly Fee                          $ 0.00
         4. Total (Lines 1 thru 3)                                       $ 0.00
      D. Ending Balance (A + B - C)
         1. Principal                                           $ 11,252,547.44
         2. Overdue Interest                                             $ 0.00
         3. Overdue Monthly Cash Collateral Fees                         $ 0.00
         4. Total (Lines 1 thru 3)                              $ 11,252,547.44

XIX.  Cash Collateral Percentage Summary as of 04/30/1999
      A. Current Period's Percentage                           12.572540861101%
      B. Next Period's Percentage                               0.000000000000%